UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 28, 2014
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
     Steadfast Apartment REIT, Inc. (the “Company”), through its consolidated subsidiaries, has acquired fee simple interests in the following two multifamily properties: the Club at Summer Valley Apartments (“Club at Summer Valley”), acquired by the Company on August 28, 2014, and the Terrace Cove Apartments (“Terrace Cove”), acquired by the Company on August 28, 2014. The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2014, to provide the required financial information related to the acquisitions of Club at Summer Valley and Terrace Cove.
This Current Report on Form 8-K/A hereby amends the Company’s Current Report on Form 8-K relating to the acquisitions of Club at Summer Valley and Terrace Cove, filed with the SEC on September 4, 2014.
(a)     Financial Statements of Real Estate Acquired.

I.	Club at Summer Valley

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	F-3

II.	Terrace Cove

	Report of Independent Auditors	F-5
	Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	F-6
	Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	F-7
(b)     Pro Forma Financial Information.

Steadfast Apartment REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-9
Unaudited Pro Forma Balance Sheet as of June 30, 2014	F-10
Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2014	F-12
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013	F-16

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Club at Summer Valley Apartments (“Club at Summer Valley”) for the year ended December 31, 2013, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Club at Summer Valley’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
November 12, 2014

CLUB AT SUMMER VALLEY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(unaudited)
Revenues:
Rental income	$1,194,280	$2,311,558
Tenant reimbursements and other	111,638	217,136
Total revenues	1,305,918	2,528,694

Expenses:
Operating, maintenance, and management	439,188	876,658
Real estate taxes and insurance	200,571	385,460
General and administrative expenses	1,952	4,999
Total expenses	641,711	1,267,117
Revenues over certain operating expenses	$664,207	$1,261,577
See accompanying notes to statements of revenues over certain operating expenses.

CLUB AT SUMMER VALLEY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2014 (unaudited)
and the Year Ended December 31, 2013
1.     DESCRIPTION OF REAL ESTATE PROPERTY
On August 28, 2014, Steadfast Apartment REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Austin, Texas, commonly known as the Club at Summer Valley Apartments (“Club at Summer Valley”) for an aggregate purchase price of $21,500,000, exclusive of closing costs. The Company financed the payment of the purchase price for Club at Summer Valley with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $15,050,000.
Club at Summer Valley was constructed in 1983 and is composed of 17 one-, two- and three-story buildings. Club at Summer Valley contains 260 apartments consisting of 204 one-bedroom apartments and 56 two-bedroom apartments. The apartments range in size from 563 to 1,229 square feet and average 741 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2.     BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Club at Summer Valley is not a legal entity and the accompanying statements of revenues over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of Club at Summer Valley. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Club at Summer Valley.
The accompanying unaudited statement of revenues over certain operating expenses for the six months ended June 30, 2014 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the six months ended June 30, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) Club at Summer Valley was acquired from an unaffiliated party; and (2) based on due diligence of Club at Summer Valley conducted by the Company, management is not aware of any material factors relating to Club at Summer Valley that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

CLUB AT SUMMER VALLEY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Six Months Ended June 30, 2014 (unaudited)
and the Year Ended December 31, 2013

3.     SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Club at Summer Valley leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4.     COMMITMENTS AND CONTINGENCIES
Litigation
Club at Summer Valley may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to Club at Summer Valley that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Club at Summer Valley could result in future environmental liabilities.
5.     SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on November 12, 2014.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Terrace Cove Apartments (“Terrace Cove”) for the year ended December 31, 2013, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Terrace Cove’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
November 12, 2014

TERRACE COVE
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(unaudited)
Revenues:
Rental income	$1,316,211	$2,541,252
Tenant reimbursements and other	99,865	206,661
Total revenues	1,416,076	2,747,913

Expenses:
Operating, maintenance, and management	483,869	961,996
Real estate taxes and insurance	216,192	413,023
General and administrative expenses	1,611	3,286
Total expenses	701,672	1,378,305
Revenues over certain operating expenses	$714,404	$1,369,608
See accompanying notes to statements of revenues over certain operating expenses.

TERRACE COVE
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2014 (unaudited)
and the Year Ended December 31, 2013

1.     DESCRIPTION OF REAL ESTATE PROPERTY
On August 28, 2014, Steadfast Apartment REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Austin, Texas, commonly known as the Terrace Cove Apartments (“Terrace Cove”) for an aggregate purchase price of $23,500,000, exclusive of closing costs. The Company financed the payment of the purchase price for Terrace Cove with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $16,450,000.
Terrace Cove was constructed in 1986 and is composed of 21 one-, two- and three-story buildings. Terrace Cove contains 304 apartments consisting of 180 one-bedroom apartments and 124 two-bedroom apartments. The apartments range in size from 587 to 894 square feet and average 712 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2.     BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Terrace Cove is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of Terrace Cove. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Terrace Cove.
The accompanying unaudited statement of revenues over certain operating expenses for the six months ended June 30, 2014 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the six months ended June 30, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) Terrace Cove was acquired from an unaffiliated party; and (2) based on due diligence of Terrace Cove conducted by the Company, management is not aware of any material factors relating to Terrace Cove that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

TERRACE COVE
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Six Months Ended June 30, 2014 (unaudited)
and the Year Ended December 31, 2013

3.     SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Terrace Cove leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4.     COMMITMENTS AND CONTINGENCIES
Litigation
Terrace Cove may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to Terrace Cove that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Terrace Cove could result in future environmental liabilities.
5.     SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on November 12, 2014.

STEADFAST APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the Securities and Exchange Commission (“SEC”) on March 21, 2014, and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014, which was filed with the SEC on August 13, 2014. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Villages at Spring Hill Apartments (“Spring Hill”) and the Harrison Place Apartments (“Harrison Place”), which have been included in the Company’s prior filings with the SEC, and the statements of revenues over certain operating expenses and the notes thereto of Club at Summer Valley and Terrace Cove, which are included herein.
The following unaudited pro forma balance sheet as of June 30, 2014 has been prepared to give effect to the acquisition of Club at Summer Valley, and the acquisition of Terrace Cove, each of which occurred on August 28, 2014, as if such acquisitions occurred on June 30, 2014. Spring Hill and Harrison Place were acquired on May 22, 2014 and June 30, 2014, respectively, and are recorded in the Company’s historical balance sheet as of June 30, 2014.
The following unaudited pro forma statements of operations for the six months ended June 30, 2014 and for the year ended December 31, 2013 have been prepared to give effect to the acquisitions of Spring Hill, Harrison Place, Club at Summer Valley and Terrace Cove (collectively referred to as the “Portfolio Properties”) as if the acquisitions occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated as of January 1, 2013. The audited statements of revenues over certain operating expenses of Spring Hill and Harrison Place have been previously filed on Form 8-K/A with the SEC on August 8, 2014.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2014

	Steadfast Apartment REIT, Inc. Historical (a)	Pro Forma Adjustments
		Club at Summer Valley (b)		Terrace Cove (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$4,218,001	$4,850,153		$5,469,361		$—	$14,537,515
Building and improvements	36,947,757	15,986,068		17,287,565		—	70,221,390
Tenant origination and absorption costs	907,377	663,779		743,074		—	2,314,230
Total real estate, cost	42,073,135	21,500,000		23,500,000		—	87,073,135
Less accumulated depreciation and amortization	(150,296)	—		—		—	(150,296)
Total real estate, net	41,922,839	21,500,000		23,500,000		—	86,922,839
Cash and cash equivalents	5,858,143	(6,579,411)		(7,246,119)		31,870,308	23,902,921
Restricted cash	231,292	345,530		398,299		—	975,121
Rents and other receivables	352,660	—		—		—	352,660
Deferred financing costs and other assets, net	588,616	285,280		312,805		—	1,186,701
Total assets	$48,953,550	$15,551,399		$16,964,985		$31,870,308	$113,340,242

Liabilities:
Accounts payable and accrued liabilities	$870,034	$633,158		$643,983		$—	$2,147,175
Mortgage notes payable	29,470,000	15,050,000		16,450,000		—	60,970,000
Distributions payable	83,626	—		—		—	83,626
Due to affiliates	401,560	382,251	(d)	419,484	(d)	—	1,203,295
Total liabilities	30,825,220	16,065,409		17,513,467		—	64,404,096
Commitments and Contingencies
Redeemable common stock	25,066	—		—		—	25,066
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—		—	—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 1,615,242 shares issued and outstanding and 4,167,638 pro forma shares as of June 30, 2014	16,152	—		—		25,524	41,676
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of June 30, 2014	10	—		—		—	10
Additional paid-in capital	20,257,966	—		—		31,844,784	52,102,750
Cumulative distributions and net losses	(2,170,864)	(514,010)	(d)	(548,482)	(d)	—	(3,233,356)
Total stockholders’ equity	18,103,264	(514,010)		(548,482)		31,870,308	48,911,080
Total liabilities and stockholders’ equity	$48,953,550	$15,551,399		$16,964,985		$31,870,308	$113,340,242

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2014

(a)	Historical financial information as of June 30, 2014, derived from the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisitions of Club at Summer Valley and Terrace Cove and related cash, other assets and liabilities as if the acquisitions had occurred on June 30, 2014. The aggregate purchase price of Club at Summer Valley and Terrace Cove, exclusive of closing and other acquisition costs, was approximately $45.0 million, and was funded with proceeds from the Company’s initial public offering and with financing in the amount of approximately $31.5 million. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values. The purchase price allocation for these acquisitions are preliminary and subject to change.

(c)	The pro forma adjustments assume the actual net proceeds raised in the Company’s initial public offering during the period from July 1, 2014 through September 30, 2014 were raised as of June 30, 2014.

(d)
Represents the acquisition related fees and expenses incurred in connection with the acquisitions of Club at Summer Valley and Terrace Cove, including loan coordination fees incurred in connection with obtaining mortgage debt on such acquired properties, not included in the historical results of the Company.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014

	Steadfast Apartment REIT, Inc. Historical (a)	Spring Hill (b)	Harrison Place (b)	Club at Summer Valley (b)	Terrace Cove (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$184,579	$399,266	$705,268	$1,194,280	$1,316,211	$935,955	(c)	$4,735,559
Tenant reimbursements and other	8,285	32,760	53,703	111,638	99,865	72,631	(c)	378,882
Total revenues	192,864	432,026	758,971	1,305,918	1,416,076	1,008,586		5,114,441
Expenses:
Operating, maintenance and management	56,558	150,710	232,125	439,188	483,869	147,845	(d)	1,510,295
Real estate taxes and insurance	20,351	44,012	138,771	200,571	216,192	379,376	(e)	999,273
Fees to affiliates	802,419	—	—	—	—	(361,602)	(f)	440,817
Depreciation and amortization	150,296	—	—	—	—	1,322,489	(g)	1,472,785
Interest expense	118,069	—	—	—	—	658,102	(h)	776,171
General and administrative expenses	546,289	2,466	3,375	1,952	1,611	—		555,693
Acquisition costs	424,830	—	—	—	—	(416,532)	(i)	8,298
Total expenses	2,118,812	197,188	374,271	641,711	701,672	1,729,678		5,763,332
Net (loss) income	$(1,925,948)	$234,838	$384,700	$664,207	$714,404	$(721,092)		$(648,891)
Net loss per common share – basic and diluted	$(4.74)							$(0.16)
Weighted-average number of common shares outstanding, basic and diluted	406,157							4,167,638	(j)

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014

(a)	Historical financial information for the six months ended June 30, 2014 derived from the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014.

(b)	Represents the historical operations of the Portfolio Properties under the previous owners as reported in the Statements of Revenues Over Certain Operating Expenses.

(c)
Represents additional revenues (not reflected in the historical operations of the previous owners or the Company) for the six months ended June 30, 2014, based on management estimates as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Rental Income For the Six Months Ended June 30, 2014	Tenant Reimbursement and Other For the Six Months Ended June 30, 2014
Spring Hill	$230,687	$18,928
Harrison Place	705,268	53,703
Club at Summer Valley	—	—
Terrace Cove	—	—
	$935,955	$72,631

(d)
Represents additional operating and maintenance expenses (not reflected in the historical operations of the previous owners or the Company) and the exclusion of property management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties, as follows:

Portfolio Properties	Operating and Maintenance Expenses For the Six Months Ended June 30, 2014	Property Management Fees For the Six Months Ended June 30, 2014	Total
Spring Hill	$75,755	$(19,595)	$56,160
Harrison Place	203,639	(30,724)	172,915
Club at Summer Valley	—	(39,001)	(39,001)
Terrace Cove	—	(42,229)	(42,229)
	$279,394	$(131,549)	$147,845

(e)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners or the Company) for the six months ended June 30, 2014, based on management estimates as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Real Estate Taxes and Insurance For the Six Months Ended June 30, 2014
Spring Hill	$38,398
Harrison Place	181,267
Club at Summer Valley	74,755
Terrace Cove	84,956
$379,376

(f)
Represents adjustments made to fees to affiliates for the six months ended June 30, 2014 to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2014 that would be due to affiliates or excluded from fees to affiliates (reflected in the historical statements of operations of the Company) that would not have been due to affiliates for the six months ended June 30, 2014 had the Portfolio Properties been acquired on January 1, 2013. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 1.0% of the sum of the acquisition costs of the Portfolio Properties, including the acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Company’s external advisor, Steadfast Apartment Advisor, LLC (“Advisor”) being subject to a limitation of 4.5% of the contract purchase price), as set out in the Advisory Agreement by and among the Company, its operating partnership and Advisor (“Advisory Agreement”).

•	Loan Coordination Fees: Loan coordination fees are payable based on 1.0% of the amount of new debt financed or outstanding debt assumed, as set out in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor, based on an annual fee, payable monthly, of 0.5% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company's affiliated property manager based on 3.0% of the monthly gross revenues of the Portfolio Properties, as set out in the Property Management Agreement for each property.

The acquisition fees and loan coordination fees that would not have been payable to the Advisor, investment management fees that would have been payable to the Advisor and the property management fees that would have been payable to the affiliated property managers were:

	For the Six Months Ended June 30, 2014
Portfolio Properties	Acquisition Fees	Loan Coordination Fees	Investment Management Fees	Property Management Fees	Total
Spring Hill	$(145,167)	$(99,400)	$28,916	$20,449	$(195,202)
Harrison Place	(295,919)	(195,300)	74,720	45,538	(370,961)
Club at Summer Valley	—	—	58,517	39,178	97,695
Terrace Cove	—	—	64,384	42,482	106,866
	$(441,086)	$(294,700)	$226,537	$147,647	$(361,602)

(g)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2014, as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Depreciation and Amortization Expense For the Six Months Ended June 30, 2014
Spring Hill	$187,029
Harrison Place	482,446
Club at Summer Valley	313,696
Terrace Cove	339,318
$1,322,489
Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2014, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2013, as follows:

Portfolio Properties	Initial Mortgage Debt	Interest Expense For the Six Months Ended June 30, 2014
Spring Hill	$9,940,000	$89,432
Harrison Place	19,530,000	207,678
Club at Summer Valley	15,050,000	172,474
Terrace Cove	16,450,000	188,518
	$60,970,000	$658,102

(i)
Represents actual acquisition costs incurred by the Company and reflected in the historical statement of operations for the six months ended June 30, 2014 that would not have been incurred during this period if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Acquisition Costs For the Six Months Ended June 30, 2014
Spring Hill	$226,670
Harrison Place	189,862
Club at Summer Valley	—
Terrace Cove	—
$416,532

(j)
Represents the actual number of shares of the Company’s common stock outstanding as of September 30, 2014. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2013.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

	Steadfast Apartment REIT, Inc. Historical (a)	Spring Hill (b)	Harrison Place (b)	Club at Summer Valley (b)	Terrace Cove (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$—	$1,582,389	$2,818,939	$2,311,558	$2,541,252	$—		$9,254,138
Tenant reimbursements and other	—	120,779	255,765	217,136	206,661	—		800,341
Total revenues	—	1,703,168	3,074,704	2,528,694	2,747,913	—		10,054,479
Expenses:
Operating, maintenance and management	—	791,493	1,011,043	876,658	961,996	(358,307)	(c)	3,282,883
Real estate taxes and insurance	—	157,210	532,250	385,460	413,023	514,008	(d)	2,001,951
Fees to affiliates	—	—	—	—	—	2,307,704	(e)	2,307,704
Depreciation and amortization	—	—	—	—	—	5,059,306	(f)	5,059,306
Interest expense	—	—	—	—	—	1,389,586	(g)	1,389,586
General and administrative expenses	86,644	8,696	13,657	4,999	3,286	—		117,282
Acquisition costs	—	—	—	—	—	801,012	(h)	801,012
Total expenses	86,644	957,399	1,556,950	1,267,117	1,378,305	9,713,309		14,959,724
Net (loss) income	$(86,644)	$745,769	$1,517,754	$1,261,577	$1,369,608	$(9,713,309)		$(4,905,245)
Net loss per common share – basic and diluted	$(7.06)							$(1.18)
Weighted-average number of common shares outstanding, basic and diluted	12,273							4,167,638	(i)

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information for the year ended December 31, 2013 derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(b)	Represents the historical operations of the Portfolio Properties under the previous owners as reported in the Statements of Revenues Over Certain Operating Expenses.

(c)
Represents the exclusion of the following property management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties:

Portfolio Properties	Property Management Fees For the Year Ended December 31, 2013
Spring Hill	$79,046
Harrison Place	122,314
Club at Summer Valley	75,255
Terrace Cove	81,692
$358,307

(d)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners) for the year ended December 31, 2013, based on management estimates as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Real Estate Taxes and Insurance For the Year Ended December 31, 2013
Spring Hill	$51,717
Harrison Place	107,828
Club at Summer Valley	165,191
Terrace Cove	189,272
$514,008

(e)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2013. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 1.0% of the sum of the acquisition costs of the Portfolio Properties, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 4.5% of the contract purchase price), as set out in the Advisory Agreement.

•	Loan Coordination Fees: Loan coordination fees are payable based on 1.0% of the amount of new debt financed or outstanding debt assumed, as set out in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.5% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company's affiliated property manager based on 3.0% of the monthly gross revenues of the Portfolio Properties, as set out in the Property Management Agreement for each property.

The acquisition fees, investment management fees, and loan coordination fees that would be due to the Advisor and the property management fees that would be due to the affiliated property managers had the Portfolio Properties been acquired on January 1, 2013 were:

	For the Year Ended December 31, 2013
Portfolio Properties	Acquisition Fees	Loan Coordination Fees	Investment Management Fees	Property Management Fees	Total
Spring Hill	$145,167	$99,400	$73,309	$51,095	$368,971
Harrison Place	295,919	195,300	149,439	92,241	732,899
Club at Summer Valley	231,751	150,500	117,034	75,861	575,146
Terrace Cove	254,984	164,500	128,767	82,437	630,688
	$927,821	$609,700	$468,549	$301,634	$2,307,704

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Depreciation and Amortization Expense For the Year Ended December 31, 2013
Spring Hill	$893,778
Harrison Place	1,452,647
Club at Summer Valley	1,291,171
Terrace Cove	1,421,710
$5,059,306
Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2013, as follows:

Portfolio Properties	Initial Mortgage Debt	Interest Expense For the Year Ended December 31, 2013
Spring Hill	$9,940,000	$244,595
Harrison Place	19,530,000	421,094
Club at Summer Valley	15,050,000	345,862
Terrace Cove	16,450,000	378,035
	$60,970,000	$1,389,586

(h)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, to include those amounts incurred by the Company that were attributable to the Portfolio Properties, as if the assets had been acquired on January 1, 2013.

Portfolio Properties	Acquisition Costs For the Year Ended December 31, 2013
Spring Hill	$226,670
Harrison Place	189,862
Club at Summer Valley	189,711
Terrace Cove	194,769
$801,012

(i)
Represents the actual number of shares of the Company’s common stock outstanding as of September 30, 2014. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2013.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	November 12, 2014	By:	/s/ Kevin J. Keating
Kevin J. Keating
Principal Financial and Accounting Officer